Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 16 - COMMITMENTS AND CONTINGENCIES

Contingencies

From time to time, the Company may be subject to certain legal proceedings, claims and disputes that arise in the ordinary course of business. Amounts accrued, as well as the total amount of possible losses with respect to such matters, individually and in the aggregate, are not deemed to be material to the consolidated financial statements. As of December 31, 2024, the Company has no outstanding litigation.

Foreign currency risk

The RMB is not a freely convertible currency. The State Administration for Foreign Exchange, under the authority of the People’s Bank of China, controls the conversion of RMB into foreign currencies. The value of the RMB is subject to changes in central government policies and international economic and political developments affecting supply and demand in the China Foreign Exchange Trading System market.

Employment agreements

On September 20, 2022, Mingteng International entered into an employment agreement with our Chief Executive Officer, Yingkai Xu, for a term of 3 years. Mr. Xu is entitled to an annual base salary of $30,000 for each calendar year on a pro-rated basis, payable on a quarterly basis.

On September 20, 2022, Mingteng International entered into an employment agreement with our Chief Financial Officer, Fengting Yin, for a term of 3 years. Ms. Yin is entitled to an annual base salary of $30,000 for each calendar year on a pro-rated basis, payable on a quarterly basis.